Exhibit 10.1

                                                                             Loan No. 105093

MODIFICATION AGREEMENT

Secured Loan

THIS MODIFICATION AGREEMENT ("Agreement") dated February 10, 2010 is entered into by and among Sunrise PASADENA ca Senior Living, LLC, a California limited liability company (“Pasadena Borrower”), and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware limited partnership (“Pleasanton Borrower” and together with Pasadena Borrower, "Borrower"), jointly and severally, and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

R E C I T A L S

A.  Pursuant to the terms of that certain Loan Agreement dated September 28, 2007 ("Loan Agreement") between Borrower and Lender, Lender made a loan to Borrower in the principal amount of TWENTY-ONE MILLION NINE HUNDRED SIX THOUSAND NINE HUNDRED FIFTY AND NO/100THS DOLLARS ($21,906,950.00) ("Loan"). The Loan is evidenced by a promissory note dated as of the date of the Loan Agreement, executed by Borrower in favor of Lender, in the principal amount of the Loan ("Note"), and is further evidenced by the documents described in the Loan Agreement as "Loan Documents" and “Other Related Documents”. The Note is secured by, among other things, that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Deed of Trust") dated September 28, 2007, executed by Borrower, as trustor, to First American Title Insurance Company, as trustee, in favor of Lender, as beneficiary. The Deed of Trust was recorded October 3, 2007, as Document No. 20072266447, in the Official Records of Los Angeles County, California (the “Los Angeles Official Records”) and as Document No. 2007349490, in the Official Records of Alameda County (the “Alameda Official Records” and together with the Los Angeles Official Records, the “Official Records”).

B.  The Note, Deed of Trust, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as Loan Documents, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

C.  Borrower has requested, and Lender is willing to make certain modifications to the Loan, subject to the timely fulfillment of certain conditions.  In connection with such modifications, the Loan will be placed into a pool with that certain loan (the “Monterey Loan”) given by Lender to Sunrise Monterey Senior Living, LP, a Delaware limited partnership and an affiliate of Borrower (“Monterey Borrower”), evidenced by, among other things, that certain Building Loan Agreement dated April 10, 2008 (as amended, supplemented or modified from time to time, the “Monterey Loan Agreement”) by and among Monterey Borrower, Lender, as Administrative Agent, and the “Lenders” (as defined in the Monterey Loan Agreement) from time to time party to the Monterey Loan Agreement.  As a result of the pooling of these two loans, each of Borrower and Monterey Borrower shall, among other things, provide certain assurances and security to Lender for the others’ performance of their respective obligations to Lender.

D.  Certain affiliates of Borrower (“Obligors”) are party to that certain Credit Agreement dated December 2, 2005 (as the same has been amended or modified to date and may be further amended or  modified from time to time, the “Parent Credit Agreement”) by and among Obligors, as obligors, Bank of America, N.A., a national banking association, as administrative agent for the “Lenders” (as defined in the Parent Credit Agreement), Swingline Lender and L/C Issuer (“BofA”), and the “Lenders” (as defined in the Credit Agreement) (such Lenders and BofA shall be referred to together as the “Parent Credit Parties”).

E.      By this Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Borrower and Lender agree as follows:

1.         CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Agreement, which conditions have been met as of or before the date hereof:

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1.1         Receipt and approval by Lender of (i) a date down to Title Policy No. NCS-307614-DC72 dated October 3, 2007, issued by First American Title Insurance Company ("Title Company"); (ii) a date down to Title Policy No. NCS-307614-DC72 dated October 3, 2007, issued by Title Company; (iii) assurance acceptable to Lender, without deletion or exception other than those expressly approved by Lender in writing, that the priority and validity of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated hereby; and (iv) a policy of title insurance acceptable to Lender insuring the interests of Lender pursuant to the Guaranty Deed of Trust (defined below);

1.2         Receipt by Lender of the executed originals of (i) this Agreement; (ii) a Secured Repayment and Performance Guaranty (Secured Loan) in favor of Lender and executed by Monterey Borrower (“Secured Repayment and Performance Guaranty”); (iii) a Guaranty Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Guaranty Deed of Trust”); (iv) a Modification Agreement in form and substance acceptable to Lender in Lender’s sole discretion and executed by Monterey Borrower in connection with the Monterey Loan; (v) a First Amendment to the Deed of Trust (the “First DoT Amendment”); and (vi) any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Lender;

1.3        Recordation (A) in the Official Records of (i) the First DoT Amendment, and (ii) any other documents which are reasonably required to be recorded in connection with this Agreement or by any other Loan Document (if any); and (B) of the Guaranty Deed of Trust in the official records of Monterey County, California;

1.4        Reimbursement to Lender by Borrower of Lender's actual costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, reasonable attorneys' fees, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

1.5        The representations and warranties contained in this Agreement are true and correct;

1.6        All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Agreement;

1.7        The payment to Lender of an extension fee, in an amount totaling EIGHTY-FIVE THOUSAND THREE HUNDRED THIRTEEN AND NO/100THS DOLLARS ($85,313.00), in connection with the modification of both of (i) the Loan and (ii) the Monterey Loan;

1.8        The payment to Lender of FIVE MILLION AND NO/100THS DOLLARS ($5,000,000.00), which shall be applied against the outstanding principal amount owing in connection with the Loan, and which principal balance reduction shall reduce Lender’s commitment by a like amount; and

1.9        All the conditions in Section 1 of the Modification Agreement for the Monterey Loan have been satisfied.

2.        REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents, which representations and warranties are expressly incorporated herein by this reference as if set forth in their entirety in this Agreement, are true and correct as of the date hereof, which representations and warranties shall survive execution of this Agreement.

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3.         MODIFICATION OF LOAN DOCUMENTS GENERALLY.  The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

3.1       The “Maturity Date” of the Loan shall be the earlier of (a) December 1, 2010, unless such date is extended pursuant to Section 1.6 of the Loan Agreement (the later of such dates, the “Loan Term Date”) and (b) the date that is the maturity date of the Parent Credit Agreement; provided, however, that the Maturity Date shall not occur earlier than the Loan Term Date if the Parent Credit Agreement is accelerated, matures, expires or is terminated prior to the Loan Term Date and a forbearance agreement is in place by and among Obligors and the Parent Credit Parties, which forbearance agreement is in a form acceptable to Lender in Lender’s sole and absolute discretion.  All sums actually owing on the Loan, including but not limited to all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts and obligations outstanding under the Amended and Restated Note (as defined below) and the other Loan Documents, shall be due and payable no later than the Maturity Date.

3.2       Simultaneously with the execution of this Agreement, Borrower has executed and delivered that certain Amended and Restated Promissory Note Secured by Deed of Trust (“Amended and Restated Note”), in the form of Exhibit A attached hereto and dated as of even date herewith.  The Note is hereby replaced by the Amended and Restated Note and shall be effective as of the date hereof.  The terms, covenants and conditions of the Amended and Restated Note shall supersede the Note, and all references to the Note or Notes in the Loan Documents are hereby amended to mean the Amended and Restated Note.

3.3       On or before July 31, 2010, Borrower shall pay to Lender FIVE MILLION AND NO/100THS DOLLARS ($5,000,000.00), applied against the outstanding principal amount owing in connection with the Loan, which principal balance reduction shall reduce Lenders’ commitment by a like amount.  Borrower and Lender agree that Borrower may satisfy this requirement with funds resulting from the sale of Property I or Property II; provided, however, that nothing contained in this section shall be construed to require Lender to release either property other than as set forth in Section 1.5 of the Loan Agreement.

3.4       Notwithstanding any language to the contrary contained herein, Lender hereby waives all the defaults of Borrower or any of Borrower’s guarantors, indemnitors or affiliates to the extent the same occurred prior to the date hereof and is specifically listed on Schedule 3.4 attached hereto.

4.        MODIFICATION OF LOAN AGREEMENT.  The Loan Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provision of the Loan Agreement:

4.1       The second paragraph of Section 1.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary in this Loan Agreement, the parties anticipate that either Property I or Property II, as defined in Exhibit A hereto, covered by the Deed of Trust may be released prior to the Maturity Date of the Loan, as long as the conditions in this paragraph are satisfied.  So long as there exist no Defaults (as defined in the Loan Documents), Lender shall issue a partial satisfaction of Deed of Trust covering the specific Property (i.e., either Property I or Property II) provided that the following conditions are satisfied:  (a) receipt of no less than $15,000,000.00, for Property I or receipt of no less than $5,000,000.00 for Property II (but in either case, receipt of net sales proceeds from such sale); and (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property and improvements.

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4.2        Section 1.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“OPTION TO EXTEND.

(a)       Conditions.  Borrower shall have the option to extend the term of the Loan (the “Extension”) from the Maturity Date (for purposes of this Section only, “Original Maturity Date”), to April 1, 2011 (the “Extended Maturity Date”), upon satisfaction of each of the following conditions precedent:

(i)           Borrower shall provide Lender with written notice of Borrower’s request to exercise the Extension not more than ninety (90) days but not less than thirty (30) days prior to the Original Maturity Date; and

(ii)          As of the date of Borrower’s delivery of notice of request to exercise the Extension, and as of the Original Maturity Date, no Default shall have occurred and be continuing, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall have occurred and be continuing, and Borrower shall so certify in writing; and

(iii)          Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the Extension (including, without limitation, an amendment to the Deed of Trust) and shall deliver to Lender, at Borrower’s sole cost and expense, such title insurance endorsements reasonably required by Lender; and

(iv)          The LTV Ratio (defined below) for the Loan shall not exceed fifty-five percent (55%); provided, however, in the event such fair market value is not adequate to meet the required LTV Ratio, then Borrower may pay down the outstanding principal balance of the Loan (thereby reducing the Lenders’ commitments hereunder by a like amount) such that said LTV Ratio may be met.  The valuation date of the applicable appraisal shall be within sixty (60) days of the Original Maturity Date.  Any principal balance reduction shall reduce Lenders’ commitment by a like amount.  “LTV Ratio” shall mean, on any date, the lender’s or lenders’ commitment (as applicable) in connection with the Loan as a percentage of the as-is fair market value of the Property (and any improvements located thereon), after adjustment for senior liens and regular and special tax assessments, which as-is fair market value shall be shown on a written appraisal prepared in accordance with requirements determined at the discretion of Lender; and

(v)          There shall have occurred no material adverse change, as determined by Lender in its sole discretion, in the financial condition of Borrower, any Guarantor, or any indemnitor from that which existed as of the later of:  (A) the Effective Date; or (B) the date upon which the financial condition of such party was first represented to Lender; and

(vi)         On or before the Original Maturity Date, Borrower shall pay to Lender an extension fee in the amount equal to one hundred twenty-five thousandths percent (0.125%) of Lender’s commitment under the Loan Agreement, pro rated per annum (based on a 12 month year) by the number of days by which the Loan’s maturity date is actually extended; and

(vii)        As of the Original Maturity Date, all representations and warranties herein and in all other Loan Documents relating to the Guarantors, are and remain true and correct; which representations and warranties shall survive execution of any documents required in paragraph 1.6(a)(iii), herein.

(b)        Except as modified by the Extension, the terms and conditions of this Agreement and the other Loan Documents as modified and approved by Lender shall remain unmodified and in full force and effect.”

4.3       Section 3.3 of the Loan Agreement is hereby amended by deleting the phrase “with coverages and limits as required by Lender” and replacing it with the following:

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“with a Five Million and no/100 Dollar ($5,000,000.00) per occurrence minimum, which minimum may be satisfied through a combination of primary insurance and excess or umbrella  coverage“.

4.4      The last two sentences of Section 3.5 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Lender shall be named as Mortgagee and Loss Payee on all insurance policies which Borrower actually maintains with respect to the Property and any improvements and as an additional insured on all liability insurance policies. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Property is located, unless otherwise approved by Lender, and must have an A.M. Best Company financial rating of A-VII or better.”

4.5        Section 5.1(b) of the Loan Agreement is hereby amended by adding the word “applicable” prior to the phrase “local, state and/or federal”.

4.6        Section 5.4 of the Loan Agreement is hereby amended by adding the word “reasonable” prior to the phrase “attorneys’ fees and expenses”.

4.7        Article 5 of the Loan Agreement is hereby amended by addition the following new Section 5.7 after Section 5.6:

“Termination:  Notwithstanding any language contained herein to the contrary, Borrower shall be required to perform its obligations under this Article 5 for a period of five (5) years from the date the Loan is paid in full or otherwise satisfied.  If Lender has not delivered any notice of a pending claim to Borrower by the end of the five (5) year period, then Borrower’s obligations with respect to this Article 5 shall be released and Borrower shall have no liability to Lender or any other parties in connection therewith. If Lender delivers a notice of claim within the five (5) year period, the pending claim may be the subject of subsequent litigation brought by Lender against Borrower and the survival period shall not apply with respect to the particular claim for which Lender delivered the notice of claim.”

4.8       Section 7.3(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“FINANCIAL COVENANTS OF GUARANTOR.  The financial covenants contained in this Section 7.3(a), and any reference thereto under any Loan Document, shall be deemed modified upon and in accordance with any modification, supplementation or amendment of the applicable financial covenants in the Parent Credit Agreement; provided, however, that the foregoing modification, supplementation or amendment shall be deemed to have occurred only upon Lender’s written acknowledgement (to be given or withheld at Lender’s sole discretion) of Borrower’s or Guarantor’s delivery to Lender of notice of such modification, supplementation or amendment, which notice shall be (i) accompanied by a fully executed copy of such modification, supplementation or amendment of the Parent Credit Agreement and (ii) sent to Lender promptly upon execution of such modification, supplementation or amendment.

(i)         CASH BALANCE.  Company and Sunrise Senior Living Management, Inc. shall maintain, tested as of the last day of each calendar month, a Cash Balance of not less than Ten Million and No/100 Dollars ($10,000,000.00).  A violation of this requirement for any month may be cured within fifteen (15) days of the last day of such month and shall not constitute a default or failure to perform hereunder unless not cured by such day.

(ii)         INDEBTEDNESS.  Company and its Subsidiaries shall not incur any unsecured indebtedness for borrowed monies in excess of Five Million and No/100 Dollars ($5,000,000.00) in

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aggregate amount.  For the avoidance of doubt, Company’s outstanding indebtedness (as of the date hereof) under the Parent Credit Agreement shall not, in its present form, be deemed unsecured indebtedness.  Notwithstanding the foregoing, if any indebtedness presently outstanding under the Parent Credit Agreement is converted to unsecured indebtedness, or if any other unsecured indebtedness is incurred thereunder, such indebtedness shall be counted towards the unsecured indebtedness minimum described in this Section 7.3(a)(ii).

(iii)        DEFINITIONS.  For purposes of this Section 7.3(a) only, the following capitalized terms shall have the following definitions:

            (A)        ‘ADMINISTRATIVE AGENT’ shall have the meaning specified in the Parent Credit Agreement.

            (B)        ‘CASH BALANCE’ means the aggregate amount of unrestricted cash of Company and of Sunrise Senior Living Management, Inc. on deposit with the Administrative Agent.

            (C)        ‘COMPANY’ means Guarantor, for purposes of this Section 7.3(a) only.

            (D)        ‘SUBSIDIARIES’ shall have the meaning specified in the Parent Credit Agreement

            (E)        ‘SUNRISE SENIOR LIVING MANAGEMENT, INC.’ means Sunrise Senior Living Management, Inc., a Virginia corporation and an affiliate of Company.”

4.9        Section 7.3(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

 (c)      “ADDITIONAL REPORTING REQUIREMENTS.  In addition to the other reporting obligations set forth under this Article 7, Borrower shall deliver, or cause to be delivered, to Lender the following, each in form and detail consistent with the reports provided to BofA pursuant to the Parent Credit Agreement:

i.    by the fifteenth (15) day of each calendar month, commencing on February 15, 2010, certification by Sunrise Senior Living, Inc., a Delaware corporation (‘SSLI’), of the amount of SSLI’s Cash Balance (as defined in the Parent Credit Agreement) as of the last day of the immediately preceding month;

ii.    by the fifteenth (15) day of each calendar month, commencing on February 15, 2010, a detailed report as to the occupancy levels within the facilities owned or operated by SSLI or its Subsidiaries (as defined in the Parent Credit Agreement) as of the last day of the immediately preceding month;

iii.   by the fifteenth (15) day of each calendar month, commencing on February 15, 2010, a thirteen (13) week cash flow projection for SSLI and its Subsidiaries; and

iv.   on or before February 15, 2010, cash flow projections, an analysis of projected liquidity and a projected profit and loss forecast for SSLI and its Subsidiaries through December 31, 2010.

In the event that Borrower satisfies all its obligations under the Parent Credit Agreement (thereby extinguishing any reporting obligations thereunder), Borrower shall nonetheless continue to provide Lender with the reports above in substantially the same form and detail as the reports most recently given.”

4.10       Section 8.1 of the Loan Agreement is hereby amended by adding the following after Section 8.1(h):

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“i.   Default Under the Parent Credit Agreement.  If there occurs an “Event of Default” (as defined in the Parent Credit Agreement) under the Parent Credit Agreement or any other default, event or circumstance which, under the terms of Parent Credit Agreement, gives any of the Parent Credit Parties the right to accelerate the “Maturity Date” (as defined in the Parent Credit Agreement) and the Parent Credit Parties actually accelerate such “Maturity Date”; provided, however, that Borrower’s failure to, within three (3) days of receipt of notice thereof, provide Lender with notice of any such “Event of Default” or other default or event or circumstance, regardless of whether any acceleration has occurred under the Parent Credit Agreement, shall, at Lender’s option, constitute a Default hereunder.”

4.11     Section 13.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“NOTICES.  All notices, demands, or other communications under this Agreement, the other Loan Documents or the Other Related Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement).  All communications shall be deemed served upon delivery thereof, or if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Borrower or Lender at the address specified; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

      Lender:                        Wells Fargo Bank, N.A.

                                    Real Estate Managed Asset Group

4643 S. Ulster Street, Suite 1400

Denver, CO 80237

Attn:  Martia Kontak, Senior Vice President

      with a copy to:             Wells Fargo Bank, N.A.

Commercial Real Estate -REMB/REMAG

2030 Main Street, Suite 800

Irvine, CA 92614

Attn:  Carmen Belize, Vice President

Loan No. 105706

            with a copy to:              Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

Attn:  Kevin B. Fisher, Esq.

Borrower                     c/o Sunrise Senior Living Investments, Inc.

or a Guarantor:             7900 Westpark Drive, Suite T-900

McLean, VA 22102

Attn:  President

with a copy to:              Sunrise Senior Living Investments, Inc.

7900 Westpark Drive, Suite T-900

McLean, VA 22102

Attn:  General Counsel

with a copy to:              Arent Fox LLP

1050 Connecticut Avenue, NW

Washington, D.C. 20036

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Attn:  Kimberly A. Wachen, Esq.

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of twenty (20) days notice to the other party in the manner set forth hereinabove.  Borrower shall forward to Lender, without delay, any notices, letters or other communications delivered to the Property or to Trustor naming Lender or any similar designation as addressee, or which could reasonably be deemed to affect the ability of Borrower to perform its obligations to the Lenders hereunder or under the Loan Documents.“

4.12     Section 9.14 of the Loan Agreement is hereby amended by adding the following sentence to the end of such section:

“Notwithstanding anything set forth herein, Borrower and Lenders acknowledge and agree that each has participated in the negotiation and drafting of this document, and that this Loan Agreement and all the Loan Documents shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer.”

4.13     The Loan Agreement is hereby amended by adding the following new Section 9.23:

“9.23    MEANING.  Notwithstanding any language to the contrary set forth in the Loan Documents, all references herein to ‘losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses,’ other than such references contained in any indemnity provision, shall be deemed to be limited to actual losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses, and all references herein to ‘attorneys’ fees’ shall be deemed limited to reasonable attorneys’ fees.”

4.14     Exhibit A of the Loan Agreement is hereby replaced in its entirety by the legal description contained on Exhibit B of this Agreement.

5.         FORMATION AND ORGANIZATIONAL DOCUMENTS.  Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

6.         HAZARDOUS MATERIALS; CCP §726.5; §736.  Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents (as modified herein) respecting "Hazardous Materials"; and (ii) each and every covenant and indemnity in the Loan Documents (as modified herein) respecting "Hazardous Materials".  In addition, Borrower and Lender agree that:  (i) this Section is intended as Lender's written request for information (and Borrower's response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure §726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an "environmental provision" for purposes of California Code of Civil Procedure §736.

7.         WAIVERS.  In further consideration of Lender entering into this Agreement, Borrower waives, with respect to the Loan, any and all rights to which Borrower is or may be entitled pursuant to Section 580a (the so-called "Fair Market Antideficiency Rule"), 580d (the so-called "Private Sale Antideficiency Rule") and 726 (the so-called "One Form of Action Rule") of the California Code of Civil Procedure, as amended or recodified from time to time, together with any other antideficiency or similar laws which limit, qualify or reduce Borrower's obligations under the Loan Documents.

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8.         NON-IMPAIRMENT.  Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or other Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

9.         MISCELLANEOUS.  This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.  The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement.  All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents.  Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

10.       INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.  Notwithstanding anything set forth herein, Borrower and Lender acknowledge and agree that each has participated in the negotiation and drafting of this document, and that this Agreement and all the Loan Documents shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer.

11.       EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

12.       GENERAL RELEASE.  In consideration of the benefits provided to Borrower under the terms and provisions hereof, Borrower hereby agrees as follows ("General Release"):

12.1     Borrower, for itself and on behalf of its respective successors and assigns, does hereby release, acquit and forever discharge Lender, all of Lender's predecessors in interest, and all of Lender's past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Borrower now has or may acquire as of the later of:  (i) the date this Agreement becomes effective through the satisfaction (or waiver by Lender) of all conditions hereto; or (ii) the date that Borrower has executed and delivered this Agreement to Lender (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Lender, or any of Lender's

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            predecessors in interest, to Borrower, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

12.2     Borrower hereby acknowledges, represents and warrants to Lender as follows:

(i)         Borrower understands the meaning and effect of Section 1542 of the California Civil Code which provides:

"Section 1542.  GENERAL RELEASE; EXTENT.  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

(ii)        With regard to Section 1542 of the California Civil Code, Borrower agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of Lender, and Borrower hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

12.3     Each person signing below on behalf of Borrower acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Borrower may have as of the Release Date.  Borrower hereby acknowledges that it has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

12.4     Borrower hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of Lender; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Borrower to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

[signature page follows]

Loan No. 105093

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

“LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Martia Kontak Name: Martia Kontak Its: Senior Vice President

“BORROWER”

SUNRISE PASADENA CA SENIOR LIVING, LLC,
a California limited liability company

By:       SUNRISE SENIOR LIVING INVESTMENTS, INC.,
            a Virginia corporation, its Sole Member

            By:       /s/ Edward W. Burnett
            Name:  Edward W. Burnett
            Its:        Vice President

SUNRISE PLEASANTON CA SENIOR LIVING, LP,
a Delaware limited partnership

By:       SUNRISE PLEASANTON GP, LLC,
            a Delaware limited liability company, its General Partner

            By:      SUNRISE SENIOR LIVING INVESTMENTS, INC.,

                       a Virginia corporation, its Sole  Member

                        By:       /s/ Edward W. Burnett
                        Name:  Edward W. Burnett
                        Its:        Vice President

Loan No. 105093

GUARANTOR'S/HAZARDOUS INDEMNITOR'S CONSENT, GENERAL RELEASE AND AMENDMENT

The undersigned ("Guarantor") consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under a Repayment Guaranty (Secured Loan) and a Hazardous Materials Indemnity Agreement (Unsecured), each dated September 28, 2007 (as amended herein, collectively, the "Guaranty"), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.  Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Modification Agreement.

Guarantor understands that the Lender's exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrower.  Guarantor further understands that such exercise by Lender and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Lender.  With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.  Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that:  (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property.  These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.  This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

GENERAL RELEASE.  In consideration of the benefits provided to Borrower and Guarantor under the terms and provisions hereof, Guarantor hereby agrees as follows ("General Release"):

(a)        Guarantor, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Lender, all of Lender's predecessors in interest, and all of Lender's past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Guarantor now has or may acquire as of the later of:  (i) the date this Agreement becomes effective through the satisfaction (or waiver by Lender) of all conditions hereto; or (ii) the date that Borrower and each guarantor hereunder have executed and delivered this Agreement to Lender (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Lender, or any of Lender's predecessors in interest, to Borrower or Guarantor, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b)        Guarantor hereby acknowledges, represents and warrants to Lender as follows:

(i)         Guarantor understands the meaning and effect of Section 1542 of the California Civil Code which provides:

Loan No. 105093

"Section 1542.  GENERAL RELEASE; EXTENT.  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

(ii)        With regard to Section 1542 of the California Civil Code, Guarantor agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of Lender, and Guarantor hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c)        Each person signing below on behalf of Guarantor acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Guarantor may have as of the Release Date.  Guarantor hereby acknowledges that it has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

(d)        Guarantor hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of Lender; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Guarantor to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

AMENDMENT.  In consideration of the benefits provided to Borrower, Guarantor and Lender under the terms and provisions hereof, Guarantor and Lender hereby agree as follows:

(a)        Notwithstanding any language to the contrary set forth in the Hazardous Materials Indemnity Agreement, all references therein to "losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses," other than such references contained in any indemnity provision, shall be deemed to be limited to actual damages, liabilities, claims, actions, judgments, court costs and legal or other expenses, and all references therein to "attorneys' fees" shall be deemed to be limited to reasonable attorneys’ fees.”

(b)        The Hazardous Materials Indemnity Agreement is hereby amended by adding the following to the end of the document:

            “Notwithstanding any language contained herein to the contrary, Indemnitor shall be required to perform its obligations under this Indemnity relating to the period in which Borrower had possession of the Property for a period of five (5) years from the earlier of (a) the date the Loan is paid in full or otherwise satisfied or (b) the date Lender or its designee or assignee takes possession of the Property.  If Lender has not delivered any notice of a pending claim to Indemnitor by the end of the five (5) year period, then Indemnitor s obligations shall be released and Indemnitor shall have no liability to Lender or any other parties in connection therewith. If Lender delivers a notice of claim within the five (5) year period, the pending claim may be the subject of subsequent litigation brought by Lender against Indemnitor and the survival period shall not apply with respect to the particular claim for which Lender delivered the notice of claim.”

[signature page follows]

Loan No. 105093

Dated as of:  February 10, 2010

“GUARANTOR”	SUNRISE SENIOR LIVING, INC., a Delaware corporation By: /s/ Julie A. Pangelinan Name: Julie A. Pangelinan Its: Chief Financial Officer

Acknowledged and agreed to by: “LENDER”	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Martia Kontak Name: Martia Kontak Its: Senior Vice President

EXHIBIT A
  Loan No. 105093

FORM OF AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST

$21,906,950.00	Date: February___, 2010

THIS AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST, dated as of February___, 2010 (this “Note”), is made by SUNRISE PASADENA CA SENIOR LIVING, LLC, a California limited liability company (“Pasadena Borrower”), and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware limited partnership (“Pleasanton Borrower” and together with Pasadena Borrower “Borrower”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

WHEREAS, Lender has previously made a loan in the principal sum of $21,906,950.00 (the “Loan”) to Borrower;

WHEREAS, the Loan is evidenced by a certain Promissory Note Secured by Deed of Trust dated as of September 28, 2007, given by Borrower to Lender (the “Original Note”);

WHEREAS, as set forth in that certain Letter Agreement between Borrower and Lender dated November 16, 2009, the entire outstanding principal balance of the Original Note, together with all accrued and unpaid interest thereon, was due and payable in full on December 16, 2009 (“Maturity Date”);

WHEREAS, at the request of Borrower, Lender and Borrower entered into that certain Modification Agreement dated as of the date hereof (the “Modification Agreement”) whereby, among other things, Lender has agreed to extend the Maturity Date of the Loan;

WHEREAS, Lender is willing to extend the Maturity Date pursuant to the Modification Agreement subject to, among other things, Borrower’s execution and delivery of this Note;

NOW, THEREFORE, by Borrower’s execution and delivery, and Lender’s acceptance of delivery from Borrower, of this Note, this Note is deemed to amend and restate the Original Note in its entirety and the Original Note is hereby amended and restated in its entirety so that the terms, covenants, agreements, rights, obligations and conditions contained in this Note shall supersede and control the terms, covenants, agreements, rights, obligations and conditions of the Original Note, as follows:

1.         PROMISE TO PAY.  FOR VALUE RECEIVED, each of Pasadena Borrower and Pleasanton Borrower jointly and severally promise to pay to the order of Lender, at the Los Angeles Loan Center, 2120 East Park Place, Suite 100, El Segundo, CA 90245, or at such other place as may be designated in writing by Lender, the principal sum of TWENTY-ONE MILLION NINE HUNDRED SIX THOUSAND NINE HUNDRED FIFTY AND NO/100THS DOLLARS ($21,906,950.00) or so much thereof as may from time to time be owing hereunder by reason of advances by Lender to or for the benefit or account of Borrower, with interest thereon, per annum, at one or more of the Effective Rates calculated in accordance with the terms and provisions of the Fixed Rate Agreement attached hereto as Exhibit A (based on a 360-day year and charged on the basis of actual days elapsed); provided, however, that in no event shall the interest rate on the outstanding principal balance of this Note, or any portion thereof, be less than 3.5% per annum (based on a 360-day year and charged on the basis of actual days elapsed).  All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds without offset, deduction or counterclaim of any kind.   This Note is executed pursuant to that certain Loan Agreement dated September 28, 2007 between Borrower and Lender (as the same has been amended or modified to date and may be further amended or modified from time to time, the “Loan Agreement”).  Unless otherwise defined herein, capitalized terms used in this Note and in any Exhibit hereto have the meanings given to them in the Loan Agreement.

2.         INTEREST.  Interest accrued on this note (“Note”) shall be due and payable on the first day of each month commencing with the first month after the date of this Note.

EXHIBIT A
Loan No. 105093

3.         MATURITY DATE.  The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on the Maturity Date.  Principal amounts outstanding hereunder, upon which repayment obligations exist and interest accrues, shall be determined by the records of the Lender, which shall be deemed to be conclusive in the absence of clear and convincing evidence to the contrary presented by Borrower.

4.         SECURED BY DEED OF TRUST.  This Note is secured by, among other things, that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same has been amended or modified to date and may be further amended or modified from time to time, “Deed of Trust”) dated as of September 28, 2007, executed by Borrower, as trustor, to a trustee for the benefit of Lender and the other Loan Documents as defined in the Loan Agreement.  Reference is made to the Loan Agreement for a description of the terms and conditions upon which advances may be made under this Note and repayment of the indebtedness evidenced by this Note may be accelerated.

5.         INTENTIONALLY LEFT BLANK.

6.         LATE CHARGE.  If any interest or principal payment required hereunder is not received by Lender (whether by direct debit or otherwise) on or before the 15th calendar day of the month (regardless of whether the 15th day falls on a Saturday, Sunday or legal holiday) in which it becomes due, Borrower shall pay, at Lender’s option, a late or collection charge equal to 5% of the amount of such unpaid payment.

7.         DEFAULT RATE.  From and after the Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, all sums owing on this Note shall bear interest until paid in full (based on a 360-day year and charged on the basis of actual days elapsed) at a rate equal to 5% per annum in excess of the interest rate otherwise accruing under this Note.

8.         ACCELERATION.  If:  (a) Borrower shall fail to pay when due any sums payable hereunder; or (b) a Default (as defined in the Deed of Trust) occurs under the Deed of Trust; THEN Lender may, at its sole option, declare all sums owing under this Note immediately due and payable; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

9.         JOINT AND SEVERAL LIABILITY.  If this Note is executed by more than one person or entity as Borrower, the obligations of each such person or entity shall be joint and, several.  No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder.

10.       WAIVER.  Except as otherwise provided, Borrower waives:  presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of late charges; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

11.       TIME OF THE ESSENCE.  Time is of the essence with respect to every provision hereof.

12.       GOVERNING LAW.  This Note shall be governed by, and construed and enforced in accordance with the laws of the state where the Property is located, except to the extent preempted by federal laws.

13.       COMMERCIAL USE MAXIMUM RATE PERMITTED BY LAW.  Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes.  It is the specific intent of the Borrower and Lender that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that the rate herein provided for exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest heretofore collected being applied against principal or, if such principal has been fully repaid, returned to Borrower on demand.

EXHIBIT A
Loan No. 105093

14.       INCONSISTENCIES.  In the event of any inconsistencies between the terms of this Note and the terms of any other Loan Document, the terms of this Note shall prevail.

15.       LENDER’S DAMAGES.  Borrower recognizes that its default in making any payment as provided herein or in any other Loan Document as agreed to be paid when due, or the occurrence of any other Default hereunder or under any other Loan Document, will require Lender to incur additional expense in servicing and administering the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain.  Borrower agrees (a) that an amount equal to the late charge plus the accrual of interest at the default rate is a reasonable estimate of the damage to Lender in the event of a late payment, and (b) that the accrual of interest at the default rate following any other Default is a reasonable estimate of the damage to Lender in the event of such other Default, regardless of whether there has been an acceleration of the loan evidenced hereby.  Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender’s right to compel prompt performance.

16.       WAIVER OF RIGHT TO TRIAL BY JURY.  BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION HEREOF OR THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO THE WAIVER OF ANY RIGHT BORROWER MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

17.       EXHIBITS.  All exhibits, schedules or other items attached hereto are incorporated into this Note by such attachment for all purposes.

[signature page follows]

EXHIBIT A
Loan No. 105093

IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year set forth above.

“BORROWER”

SUNRISE PASADENA CA SENIOR LIVING, LLC,
a California limited liability company

            By:      SUNRISE SENIOR LIVING INVESTMENTS, INC.,
                        a Virginia corporation, its Sole Member

            By:
            Name:
            Its:

SUNRISE PLEASANTON CA SENIOR LIVING, LP,
a Delaware limited partnership

            By:      SUNRISE PLEASANTON GP, LLC,
                        a Delaware limited liability company, its General Partner

                        By:       SUNRISE SENIOR LIVING INVESTMENTS, INC.,
                                    a Virginia corporation, its Sole Member

                        By:
                        Name:
                        Its:

EXHIBIT A of Amended and Restated Promissory Note
Loan No. 105093

EXHIBIT A

FIXED RATE AGREEMENT

Exhibit A to Amended and Restated Promissory Note Secured by Deed of Trust (this “Agreement”), dated February___, 2010, is made by SUNRISE PASADENA CA SENIOR LIVING, LLC, a California limited liability company, and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware limited partnership, jointly and severally, both as Borrower, to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender.

RECITALS

Borrower has requested and Lender has agreed to provide the option to fix the rate of interest for specified periods on specified portions of the outstanding principal balance as a basis for calculating the Effective Rate on such portions of the principal amounts owing under this Note (the “Fixed Option”).  Borrower acknowledges the following:  (i) it understands the process of exercising the Fixed Rate Option as provided herein; (ii) as a result of the Fixed Rate Option, various principal amounts owing under this Note may bear interest at different rates and for different time periods; and (iii) by reason of certain variable factors applicable to the Fixed Rate Option, it would be extremely difficult to calculate Lender’s additional costs, expenses, and damages in the event of a Default or prepayment by Borrower hereunder.  Given the above, Borrower agrees that the provisions herein (including, without limitation, the Fixed Rate Price Adjustment defined below) provide for a reasonable and fair method for Lender to recover its additional costs, expenses and damages in the event of a Default or prepayment by Borrower.

1.          RATES AND TERMS DEFINED.  Various rates and terms not otherwise defined herein are defined and described as follows:

“Alternate Rate” is a rate of interest per annum five percent (5%) in excess of the applicable Effective Rate in effect from time to time.

“Applicable LIBO Rate” is the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (.01%), equal to the sum of:  (a) three percent (3.00%) plus (b) the LIBO Rate, which rate is divided by one (1.00) minus the Reserve Percentage:

Applicable LIBO Rate = 3.00%              +                           LIBO Rate
                                                                                       (1 - Reserve Percentage)

“Business Day(s)” means a day of the week (but not a Saturday, Sunday or holiday) on which the offices of Lender are open to the public for carrying on substantially all of Lender’s business functions.

“Fixed Rate Commencement Date” means the date upon which the Fixed Rate Period commences on a Fixed Rate Portion other than a New Disbursement Portion.

“Fixed Rate Period” means the period of one (1) month; provided that no Fixed Rate Period shall extend beyond the Maturity Date.

“Fixed Rate Portion” is the then outstanding principal balance of this Note (excluding any New Disbursement Portions) which is subject to a One-Month LIBO Rate.  In the event Borrower is subject to a principal amortization schedule under the terms and conditions of the Loan Documents, the Fixed Rate Portion shall in no event exceed the maximum outstanding principal balance which will be permissible on the last day of the Fixed Rate Period.

“LIBO Rate” is the rate of interest, rounded upward to the nearest whole multiple of one-sixteenth of one percent (.0625%), quoted by Lender as the London Inter-Bank Offered Rate for deposits in U.S. Dollars at approximately 9:00 a.m. California time, for a Fixed Rate Commencement Date or a Price Adjustment Date, as appropriate, for purposes of calculating effective rates of interest for loans or obligations making reference thereto for an amount approximately equal to a Fixed Rate Portion and for a period of time

EXHIBIT A of Amended and Restated Promissory Note
Loan No. 105093

approximately equal to a Fixed Rate Period or the time remaining in a Fixed Rate Period after a Price Adjustment Date, as appropriate.

“Loan Agreement” is that certain Loan Agreement of even date herewith between Borrower and Lender.  “Loan Documents” are the documents defined as such in the Loan Agreement.

“New Disbursement Portion” is the portion or portions of the principal balance of this Note disbursed by Lender to or for the benefit of Borrower since the commencement of the most immediately preceding Fixed Rate Period.

“One-Month LIBO Rate” is the Applicable LIBO Rate for a period of one month, as adjusted monthly by Lender on or about the first Business Day of each calendar month, and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

“Prime Rate” is a base rate of interest which Lender establishes from time to time and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.  Any change in an Effective Rate due to a change in the Prime Rate shall become effective on the day each such change is announced within Lender.

“Regulatory Costs” are, collectively, future, supplemental, emergency or other changes in Reserve Percentages, assessment rates imposed by the FDIC, or similar requirements or costs imposed by any domestic or foreign governmental authority and related in any manner to a One-Month LIBO Rate.

“Reserve Percentage” is at any time the percentage announced within Lender as the reserve percentage under Regulation D for loans and obligations making reference to an Applicable LIBO Rate for a Fixed Rate Period or time remaining in a Fixed Rate Period on a Price Adjustment Date, as appropriate.  The Reserve Percentage shall be based on Regulation D or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities as defined in Regulation D from related institutions as though Lender were in a net borrowing position, as promulgated by the Board of Governors of the Federal Reserve System, or its successor.

“Taxes” are, collectively, all withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to a One-Month LIBO Rate.

“Variable Rate” is a floating rate of interest per annum zero percent (0%) in excess of the Prime Rate.

2.         Effective Rate.  The “Effective Rate” upon which interest shall be calculated for this Note shall be one or more of the following:

2.1       Provided no Default, Potential Default, breach, or failure of condition exists under the Loan Agreement or any of the Loan Documents described therein (this Note is one of the Loan Documents):

(a)        the initial disbursement of loan proceeds shall be the initial Fixed Rate Portion and shall bear interest at the One-Month LIBO Rate, as determined by Lender prior to the Effective Date.

(b)        for each New Disbursement Portion of the principal balance of this Note, disbursed on a date other than a Fixed Rate Commencement Date, the Effective Rate shall be the Variable Rate.  Each New Disbursement Portion of the principal balance of this Note disbursed on or outstanding on a Fixed Rate Commencement Date shall be made part of the Fixed Rate Portion and shall bear interest at the One-Month LIBO Rate.  Thereafter, at each Fixed Rate Commencement Date, the then outstanding Fixed Rate Portion (including all then outstanding New Disbursement Portions) shall bear interest at the One-Month

EXHIBIT A of Amended and Restated Promissory Note
Loan No. 105093

            LIBO Rate for such Fixed Rate Portion, as determined by Lender in accordance with the terms of this Note.  Lender shall determine the One-Month LIBO Rate for such Fixed Rate Portion on the effective date of such Fixed Rate Period.

(c)        for those portions of the principal balance of this Note which are Fixed Rate Portions, the Effective Rate for the Fixed Rate Period thereof shall be the One-Month LIBO Rate set in accordance with the provisions hereof, provided, however, if any of the transactions necessary for the calculation of interest at any One-Month LIBO Rate should be or become prohibited or unavailable to Lender, or, if in Lender’s good faith judgment, it is not possible or practical for Lender to set a One-Month LIBO Rate for a Fixed Rate Portion, the Effective Rate for such Fixed Rate Portion shall remain at or revert to the Variable Rate.

2.2       During such time as a Default, breach or failure of condition exists under the Loan Agreement or any of the Loan Documents; or from and after the date on which all sums owing under this Note become due and payable by acceleration or otherwise; or from and after the date on which the property encumbered by the Deed of Trust or any portion thereof or interest therein, is sold, transferred, mortgaged, assigned, or encumbered, whether voluntarily or involuntarily, or by operation of law or otherwise, without Lender’s prior written consent (whether or not the sums owing under this Note become due and payable by acceleration); or from and after the Maturity Date, then at the option of Lender, the interest rate applicable to the then outstanding principal balance of this Note shall be the Alternate Rate.

3.         Taxes, Regulatory Costs and Reserve Percentages.  Upon Lender’s demand, Borrower shall pay to Lender, in addition to all other amounts which may be, or become, due and payable under this Note and Loan Documents, any and all actual Taxes and Regulatory Costs, to the extent they are not internalized by calculation of a One-Month LIBO Rate.  Further, at Lender’s option, the One-Month LIBO Rate shall be automatically adjusted by adjusting the Reserve Percentage, as determined by Lender in its prudent banking judgment, from the date of imposition (or subsequent date selected by Lender) of any such Regulatory Costs.  Lender shall give Borrower notice of any Taxes and Regulatory Costs as soon as practicable after their occurrence, but Borrower shall be liable for any actual Taxes and Regulatory Costs regardless of whether or when notice is so given.

4.         Fixed Rate Price Adjustment.  Borrower acknowledges that prepayment or acceleration of a Fixed Rate Portion during a Fixed Rate Period shall result in Lender’s incurring additional actual costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities.  Therefore, on the date a Fixed Rate Portion is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise (“Price Adjustment Date”), Borrower will pay Lender (in addition to all other actual sums then owing to Lender) an amount (“Fixed Rate Price Adjustment”) equal to the then present value of (a) the amount of interest that would have accrued on the Fixed Rate Portion for the remainder of the Fixed Rate Period at the One-Month LIBO Rate set on the Fixed Rate Commencement Date, less (b) the amount of interest that would accrue on the same Fixed Rate Portion for the same period if the One-Month LIBO Rate were set on the Price Adjustment Date at the Applicable LIBO Rate in effect on the Price Adjustment Date.  The present value shall be calculated by using as a discount rate the LIBO Rate quoted on the Price Adjustment Date.

By initialing this provision where indicated below, Borrower confirms that Lender’s agreement to make the loan evidenced by this Note at the interest rates and on the other terms set forth herein and in the other Loan Documents constitutes adequate and valuable consideration, given individual weight by Borrower, for this agreement.

__________	__________
Pasadena Borrower’s Initials	Pleasanton Borrower’s Initials

EXHIBIT A of Amended and Restated Promissory Note
Loan No. 105093

5.         Purchase, Sale and Matching of Funds.  Borrower understands, agrees and acknowledges the following:  (a) Lender has no obligation to purchase, sell and/or match funds in connection with the use of a LIBO Rate as a basis for calculating a One-Month LIBO Rate or Fixed Rate Price Adjustment; (b) a LIBO Rate is used merely as a reference in determining a One-Month LIBO Rate and Fixed Rate Price Adjustment; and (c) Borrower has accepted a LIBO Rate as a reasonable and fair basis for calculating a One-Month LIBO Rate and a Fixed Rate Price Adjustment.  Borrower further agrees to pay the Fixed Rate Price Adjustment, actual Taxes and Regulatory Costs, if any, whether or not Lender elects to purchase, sell and/or match funds.

6.         Miscellaneous.  As used in this Agreement, the plural shall mean the singular and the singular shall mean the plural as the context requires.

[signature page follows]

EXHIBIT A of Amended and Restated Promissory Note
Loan No. 105093

This Agreement is executed concurrently with and as part of this Note referred to and described first above.

“BORROWER”

SUNRISE PASADENA CA SENIOR LIVING, LLC,
a California limited liability company

            By:       SUNRISE SENIOR LIVING INVESTMENTS, INC.,
                        a Virginia corporation, its Sole Member

            By:
            Name:
            Its:

SUNRISE PLEASANTON CA SENIOR LIVING, LP,
a Delaware limited partnership

            By:       SUNRISE PLEASANTON GP, LLC,
                        a Delaware limited liability company, its General Partner

                        By:       SUNRISE SENIOR LIVING INVESTMENTS, INC.,
                                    a Virginia corporation, its Sole Member

                        By:
                        Name:
                        Its:

EXHIBIT B
  Loan No. 105093

Amended EXHIBIT A TO LOAN AGREEMENT

Legal Description of Property

PROPERTY I:

All the certain real property located in County of Los Angeles, State of California, and described as follows:

PARCEL 1:

LOTS 4 AND 5 OF HULETT C. MERRITT TERRACE, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 6 PAGE 141 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID LOS ANGELES COUNTY.

TOGETHER WITH THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152 IN BOOK D4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS AND TOGETHER WITH THAT PORTION OF OLCOTT PLACE, 40 FEET IN WIDTH, VACATED BY RESOLUTION NO. 8701, A COPY OF WHICH RECORDED OCTOBER 31, 1966 IN BOOK D3469 PAGE 638 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS.

PARCEL 2:

LOT 3 OF KERNAGHAN AND ARNOLD'S SUBDIVISION OF THE NORTH 7 ACRES OF LOT 2 IN DIVISION C AND THE SOUTH 1.82 ACRES OF LOT 3 OF BERRY AND ELLIOTT'S SUBDIVISION OF DIVISION "C" OF THE LANDS OF THE SAN GABRIEL GROVE ASSOCIATION, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 16 PAGE 92 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152 IN BOOK D4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS AND TOGETHER WITH THAT PORTION OF OLCOTT PLACE, 40 FEET IN WIDTH, VACATED BY RESOLUTION NO. 8701, A COPY OF WHICH RECORDED OCTOBER 31, 1966 IN BOOK D3469 PAGE 638 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS.

EXCEPT THEREFROM, ANY PORTION OF SAID LAND DESCRIBED IN THE DEED TO THE CITY OF PASADENA RECORDED OCTOBER 31, 1966 AS INSTRUMENT NO. 2225 OF OFFICIAL RECORDS.

PARCEL 3:

LOT 13 (A PORTION OF WHICH WAS FORMERLY WITHIN TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152, IN BOOK D-4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER), AND LOTS 14, 15, 16, 17 AND 18 OF DR. CONGAR'S HOME TRACT, AS PER MAP RECORDED IN BOOK 14 PAGE 52 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THOSE PORTIONS OF SAID LOTS LYING NORTHERLY OF THE SOUTHERLY BOUNDARY OF THE LAND DESCRIBED IN PARCEL 12 OF THE DEED RECORDED OCTOBER 31, 1966 AS INSTRUMENT NO. 2225, OF OFFICIAL RECORDS.

PARCEL 4:

EXHIBIT B
Loan No. 105093

LOTS 15, 16, 17, 18, 19 AND 20 OF KERNAGHAN AND ARNOLD'S SUBDIVISION OF THE NORTH 7 ACRES OF LOT 2 IN DIVISION "C" AND THE SOUTH 11.82 ACRES OF LOT 3 OF BERRY AND ELLIOTT'S SUBDIVISION OF DIVISION "C" OF THE LANDS OF THE SAN GABRIEL ORANGE GROVE ASSOCIATION, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 92 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF CAMDEN STREET, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 8627, A COPY OF WHICH RECORDED MAY 14, 1965 AS INSTRUMENT NO. 4702, IN BOOK D-2905 PAGE 560, OF OFFICIAL RECORDS, AND THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152, IN BOOK D-4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS.

PARCEL 5:

THE NORTH HALF OF LOT 75 AND LOTS 76, 77, 78, 79 AND 80 OF THE DR. CONGAR TRACT, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 7 PAGE 74 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF CAMDEN STREET, 50 FEET IN WIDTH (FORMERLY THE SOUTH HALF OF LOT 75 AND THE NORTH HALF OF LOT 74), VACATED BY RESOLUTION NO. 8627, A COPY OF WHICH RECORDED MAY 14, 1965 AS INSTRUMENT NO. 4702, IN BOOK D-2905 PAGE 560, OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF LOT 75.

EXCEPT FROM SAID LANDS THOSE PORTIONS WITHIN AS DESCRIBED IN A FINAL DECREE OF CONDEMNATION RECORDED IN BOOK 6143 PAGE 305 OFFICIAL RECORDS, AND ALSO WITHIN AS DESCRIBED IN A DEED RECORDED OCTOBER 31, 1966 AS INSTRUMENT NO. 2225 OF OFFICIAL RECORDS.

ALSO EXCEPT THE EASTERLY 10 FEET OF SAID LOTS.

PARCEL 6:

THE SOUTH 25 FEET OF CAMDEN STREET, 50 FEET IN WIDTH, OF KERNAGHAN AND ARNOLD'S SUBDIVISION OF THE NORTH 7 ACRES OF LOT 2 IN DIVISION "C" AND THE SOUTH 1.82 ACRES OF LOT 3 OF BERRY AND ELLIOT'S SUBDIVISION OF DIVISION "C" OF LANDS OF THE SAN GABRIEL ORANGE GROVE ASSOCIATION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 16, PAGE 92 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, VACATED BY RESOLUTION NO. 8627, A COPY OF WHICH RECORDED MAY 14, 1965 AS INSTRUMENT NO. 4702 IN BOOK D2905, PAGE 560 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152 IN BOOK D4505, PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, SAID PORTION OF TERRACE DRIVE BEING, BOUNDED ON THE WEST BY THE CENTERLINE OF SAID TERRACE DRIVE, BOUNDED ON THE NORTH BY THE CENTERLINE OF CAMDEN STREET, BOUNDED ON THE EAST BY THE EAST LINE OF SAID TERRACE DRIVE, BOUNDED ON THE SOUTH BY THE WESTERLY PROLONGATION OF THE SOUTH LINE OF CAMDEN STREET AS DESCRIBED HEREIN, ABOVE.

TOGETHER WITH THE SOUTH 25 FEET OF CAMDEN STREET, 50 FEET IN WIDTH, DESCRIBED AS FOLLOWS:

THE NORTH HALF OF LOT 74 AND THE SOUTH HALF OF LOT 75 OF THE DR. CONGAR TRACT, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 7, PAGE 74 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BEING THAT PORTION OF CAMDEN STREET 50 FEET IN WIDTH (FORMERLY THE SOUTH HALF OF LOT 75 AND THE NORTH HALF OF LOT 74), VACATED BY RESOLUTION NO. 8627, A COPY OF WHICH RECORDED MAY 14, 1965 AS INSTRUMENT NO. 4702 IN BOOK D2905, PAGE 560 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXHIBIT B
Loan No. 105093

EXCEPT THEREFROM THE EASTERLY 10 FEET.

TOGETHER WITH any rights, benefits and easements for the benefit of all or a portion of the land as set forth in the following instruments:

1. "Utility Easement Agreement (Blanket Easement - Limited Term)" recorded May 14, 2004 as Instrument No. 04-1227591 of Official Records.

2. Utility Easement Agreement (within vacated Terrace Drive and Grove Street)" recorded May 14, 2004 as Instrument No. 04-1227592 of Official Records.

3. "Reciprocal Roadway and Walkway Access Easement Agreement" recorded May 14, 2004 as Instrument No. 04-1227593 of Official Records.

4. "Construction Easement Agreement" recorded July 2, 2007 as Instrument No. 20071579021 of Official Records.

5. "Easement Agreement" recorded July 2, 2007 as Instrument No. 20071579023 of Official Records.

6. "Master Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Ambassador West" recorded July 2, 2007 as Instrument No. 20071579024 of Official Records.

7. "Reciprocal Utility Easement Agreement (Blanket Easement - Limited Term)" recorded May 14, 2004 as Instrument No. 04-1227598 of Official Records.

APN:  5713-012-015 and 5713-016-016 and 5713-016-017

Property I Address:  SW Corner Green Street and St. Johns Avenue, Pasadena, California

PROPERTY II:

All the certain property located in the County of Alameda, State of California, described as follows:

PARCEL B, PARCEL MAP 696, FILED MAY 4, 1971, BOOK 69 OF MAPS, PAGE 45, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE CITY OF PLEASANTON, A MUNICIPAL CORPORATION, RECORDED MAY 25, 1978, REEL 5410, IMAGE 20 SERIES NO. 78-98522, OFFICIAL RECORDS.

APN: 941-1201-015-02

Property II Address:  5700 Pleasant Hills Road, Pleasanton, California

Schedule 3.4
Loan No. 105093

SCHEDULE 3.4

KNOWN DEFAULTS AND REPORTING INACCURACIES

OF BORROWER AND BORROWER’S GUARANTORS AND AFFILIATES

Loan Agreement:

1.    Section 4.7 (Utilities):  Any failure to make all utility services (including gas, water, sewage, electrical and telephone) available at Property II (i.e., the Pleasanton Property).

2.  Section 7.1 (Financial Information):  Any failure to deliver any financial statements or other information required under Section 7.1 (Financial Information) of the Loan Agreement.

 3.  Section 7.3 (a) (Financial Covenants) / Section 8.1(d) (Representations and Warranties):  Any breach of the Financial Covenants  through the date of the loan modification and any breach of any representations or warranties as a result thereof.

4. Section 8.1 (a):  Any failure to pay any sums due under the Loan Documents (including the Promissory Note) or any of the Guarantees as a result of the Maturity Date not having been previously extended past December 16, 2009.

5. Section 8.1(d) (Representations and Warranties):  Any deemed material adverse changes suffered by Borrower.

Deed of Trust:

Section 7.8 (Notices):  Any failure by Borrower or Guarantors to deliver prior written notice of Borrower's and Guarantors' address change, and any breach of any representations or warranties as a result thereof.

Repayment Guaranty by SSLI:

Section 5(d) (Guarantor's Warranties):  Any financial statements delivered to Wells Fargo not being true and correct in all respects as a result of Guarantor's financial restatements, and any deemed material adverse changes suffered by Guarantor.